SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 16, 2005

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date March 16, 2005, as amended by the Current Report on Form 8-K/A filed on may 27, 2005, in order to revise the pro-forma financial information provided pursuant to Item 9.01(b) of Form 8-K.  In connection with our preparation of pro forma financial information reflecting our pending acquisition of certain assets related to Abbott Laboratories’ Determine®/Droina Screen® rapid diagnostic business, as filed with the Securities and Exchange Commission on a Current Report on Form 8-K today, adjustments were noted and have been made in the attached Unaudited Pro Forma Statement of Operations for the period ended March 31, 2005.  In the case of Binax, the adjustment resulted in an increase in the historical provision for income taxes of $447.  This increase has been entirely offset by an increase to the pro forma income tax adjustment discussed in item g. of Note 2 to the Unaudited Pro Forma Statement of Operations. In the case of Ischemia, general and administrative expenses were overstated by $380 in the previously disclosed historical results of Ischemia and have been adjusted in the attached Unaudited Pro Forma Statement of Operations to reflect the corrected amount.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

a)                                      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The audited balance sheet of Ischemia Technologies, Inc. as of December 31, 2004, and the related statements of operations, stockholder’s equity and cash flows for the years ended December 31, 2004 and 2003, are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.

b)                                     PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and three months ended March 31, 2005, all giving pro forma effect to the Company’s acquisition of the stock of Binax, Inc. and Ischemia Technologies, Inc., are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

c)                                      EXHIBITS

The following exhibits are filed with this document.

Exhibit Number	Description

*+2.1

Agreement and Plan of Merger, dated as of February 15, 2005, by and among the Company, a Delaware Corporation to be formed as a wholly-owned subsidiary of the Company, and Ischemia Technologies, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K, event date February 15, 2005, filed on February 17, 2005)

*23.1	Consent of Ernst & Young LLP

*23.2	Consent of Anton Collins Mitchell LLP

*99.1

Audited balance sheet of Ischemia Technologies, Inc. as of December 31, 2004, and the related statements of operations, stockholder’s equity and cash flows for the years ended December 31, 2004 and 2003

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and three months ended March 31, 2005

+                 The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

*                 Previously filed

**          Filed herewith

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Dated: June 17, 2005		Christopher J. Lindop Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

*+2.1

Agreement and Plan of Merger, dated as of February 15, 2005, by and among the Company, a Delaware Corporation to be formed as a wholly-owned subsidiary of the Company, and Ischemia Technologies, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K, event date
February 15, 2005, filed on February 17, 2005)

*23.1	Consent of Ernst &Young LLP

*23.2	Consent of Anton Collins Mitchell LLP

*99.1

Audited balance sheet of Ischemia Technolgies, Inc. as of December 31, 2004, and the related statements of operations, stockholder’s equity and cash flows for the years ended December 31, 2004 and 2003

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and three months ended March 31, 2005

+                 The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

*                 Previously filed

**          Filed herewith